                                 Amendment No. 1
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

         Filed by the registrant /x/
         Filed by a party other than the registrant / /
         Check the appropriate box:

         / /        Preliminary proxy statement
         / /        Confidential, for use of the Commission only
                    (as permitted by Rule 14a-6(e)(2))
         /x/        Definitive proxy statement
         / /        Definitive additional materials
         / /        Soliciting material pursuant to Rule 14(a)-11(c) or
                    Rule 14a-12

                           NetSol International, Inc.
                (Name of Registrant as Specified in Its Charter)

                Board of Directors of NetSol International, Inc.
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

         /x/      No fee required
         / /      Fee computed on table below per Exchange Act Rules
                  14a-6(i)(4) and 0-11.

                  (1) Title of each class of securities to which transaction applies:

 ...............................................................................

                  (2) Aggregate number of securities to which transaction
                      applies:

 ...............................................................................

                  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

 ...............................................................................

                  (4) Proposed maximum aggregate value of transaction:

 ...............................................................................

                  (5) Total fee paid:

 ...............................................................................

/ /      Fee paid previously with preliminary materials:

 ...............................................................................

/ /      Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  (1)      Amount previously paid:

 ...............................................................................

                  (2)      Form, Schedule or Registration Statement No.:

 ...............................................................................

                  (3)      Filing party:

 ...............................................................................

                  (4)      Date filed:

 ...............................................................................

                           NetSol International, Inc.
                          233 Wilshire Blvd., Suite 510
                         Santa Monica, California 90401

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           To be held November 5, 1999

To the Stockholders of NetSol International, Inc.:

         The Annual Meeting of Stockholders of NetSol International, Inc. (the "Company") will be held on November 5, 1999, at 10:00 a.m. local time at The Los Angeles Hilton & Towers located at 5711 West Century Blvd., Los Angeles, CA 90045.

         1. To elect directors, each to hold office for a term of one year ending in 2000 or when their successors are elected.

         2. To ratify the appointment of Stonefield Josephson, Inc. as the Company's independent auditors for fiscal 1999-2000.

         3.       To ratify the 1999 Incentive and Nonstatutory Stock Option
                  Plan.

         4. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Only stockholders of record as shown on the books of the Company at the close of business on October 6, 1999, the record date and time fixed by the Board of Directors, will be entitled to vote at the meeting and any adjournment thereof.

                                By order of the Board of Directors
                                NetSol International, Inc.

                                /s/ Najeeb U. Ghauri

                                Najeeb U. Ghauri
                                PRESIDENT, SECRETARY AND CHIEF
                                FINANCIAL OFFICER

October 19, 1999
Santa Monica, California


         TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. STOCKHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.

                           NetSol International, Inc.
                          233 Wilshire Blvd., Suite 510
                         Santa Monica, California 90404

                                 ---------------

                                 PROXY STATEMENT

                                 ---------------

                               GENERAL INFORMATION

SOLICITATION OF PROXIES

         This Proxy Statement is furnished to holders of the common stock, par value $.001 per share, of NetSol International, Inc., a Nevada corporation (the "Company"), in connection with the solicitation by the Company's Board of Directors of proxies for use at the Company's Annual Meeting of Stockholders (the "Annual Meeting") to be held on November 5, 1999, at 10:00 a.m. local time at The Los Angeles Hilton & Towers located at 5711 West Century Blvd., Los Angeles, CA 90045 and any and all adjournments thereof. The purpose of the Annual Meeting and the matters to be acted on there are set forth in the accompanying Notice of Annual Meeting of Stockholders.

         The Annual Meeting has been called for the purpose of electing seven directors to the Company's Board of Directors for a one-year term, to ratify the appointment of Stonefield Josephson, Inc. as the Company's independent auditors for fiscal 1999-2000, to ratify the 1999 Incentive and Non Statutory Stock Option Plan and to consider such other matters as may properly come before the Annual Meeting.

         Solicitations of proxies will be made by preparing and mailing the Notice of Annual Meeting, Proxy Statement and proxy to stockholders of record as of the close of business on October 6, 1999. These materials are expected to be first mailed to stockholders on or about October 25, 1999. The cost of making the solicitation includes the cost of preparing and mailing the Notice of Annual Meeting, Proxy Statement and proxy and the payment of charges made by brokerage houses and other custodians, nominees and fiduciaries for forwarding documents to stockholders. In certain instances, officers of the Company may make special solicitations of proxies either in person or by telephone. Expenses incurred in connection with special solicitations are expected to be nominal. The Company will bear all expenses incurred in connection with the solicitation of proxies for the Annual Meeting.

VOTING AND REVOCATION OF PROXIES

         A stockholder giving a proxy on the enclosed form may revoke it at any time prior to the actual voting at the Annual Meeting by filing written notice of the termination of the appointment with an officer of the Company, by attending the Annual Meeting and voting in person or by filing a new written appointment of a proxy with an officer of the Company. The revocation of a proxy will not affect any vote taken prior to the revocation.

         Unless a proxy is revoked or there is a direction to abstain on one or more proposals, it will be voted on each proposal and, if a choice is made with respect to any matter to be acted upon, in accordance with such choice. If no choice is specified, the proxies intend to vote the shares represented thereby to approve Proposals No. 1, 2, 3, and 4 as set forth in the accompanying Notice of Annual Meeting of Stockholders, and in accordance with their best judgment on any other matters that may properly come before the Annual Meeting.

VOTING AT THE MEETING

         Only stockholders of record at the close of business on October 6, 1999 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. On October 6, 1999, there were 7,632,065 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote on the matters to be presented at the Annual Meeting.

         A majority of the votes entitled to be cast on matters to be considered at the Annual Meeting, present in person or by proxy, will constitute a quorum at the Annual Meeting. If a share is represented for any purpose at the Annual Meeting, it is deemed to be present for all other matters. Abstentions and broker nonvotes will be counted for purposes of determining the presence or absence of a quorum. "Broker nonvotes" are shares held by brokers or nominees which are present in person or represented by proxy, but which are not voted on a particular matter because instructions have not been received from the beneficial owner. Under applicable Nevada law, the effect of broker nonvotes on a particular matter depends on whether the matter is one as to which the broker or nominee has discretionary voting authority. The effect of broker nonvotes on the specific items to be brought before the Annual Meeting is discussed under each item.

         A list of those stockholders entitled to vote at the Annual Meeting will be available for a period of ten days prior to the Annual Meeting for examination by any stockholder at the Company's principal executive offices, 233 Wilshire Blvd., Suite 510, Santa Monica, California 90401, and at the Annual Meeting.

                              ELECTION OF DIRECTORS
                                  (PROPOSAL #1)

GENERAL INFORMATION

         The Bylaws of the Company provide that the Company is authorized to have up to nine directors, and that stockholders will elect the directors of the Company at each annual meeting. Directors are elected to serve a one-year term. Directors being elected at the Annual Meeting will serve until the Company's next annual meeting of stockholders, or until their successors have been duly elected and qualified. The board is currently comprised of six members.

         The seven nominees receiving the highest number of affirmative votes of the shares present in person or represented by proxy and entitled to vote for them, a quorum being present, shall be elected as directors. Only votes cast for a nominee will be counted, except that the accompanying proxy will be voted for all nominees in the absence of instruction to the contrary. Abstentions, broker nonvotes and instructions on the accompanying proxy to withhold authority to vote for one or more nominees will result in the respective nominees receiving fewer votes. However, the number of votes otherwise received by the nominee will not be reduced by such action.

         THE BOARD RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED BELOW.

INFORMATION REGARDING NOMINEES

         All nominees have consented to serve if elected, but if any becomes unable to serve, the persons named as proxies may exercise their discretion to vote for a substitute nominee. The stockholders have previously elected all director candidates. The name, age, business experience and offices held by each director nominee are as follows:

NAME AND AGE               DIRECTOR SINCE            POSITION WITH THE COMPANY
------------               --------------            -------------------------
Najeeb U. Ghauri (44)         1998                   Chief Financial Officer, President, Secretary,
                                                     Director
Irfan Mustafa (48)            1997                   Chairman of the Board, Director
Salim Ghauri (42)             1999                   Chief Executive Officer, Director
Naeem Ghauri (41)             1999                   Chief Operating Officer, Director
Shahab Ghauri (48)            1999                   Director
Waheed Akbar (48)             1999                   Director
Cary G. Burch (38)            N/A                    N/A

         NAJEEB U. GHAURI, age 44. Mr. Ghauri has served as the Chief Financial Officer, President, Secretary and as a Director of the company since 1998. In addition to his duties as Chief Financial Officer, President, and Secretary, Mr. Ghauri is also the one who conceptualized the vision of the Company's role in the high-tech market. He developed the plan to find a healthy high tech Company and consummate a business relationship. Mr. Ghauri's contacts worldwide, produced the prime candidate to advance the Company to the next millennium with investment in the high technology field. (The Company's Form 10-KSB filed with the SEC on September 27, 1999 discussing the Company's 100% acquisition of outstanding Capital Stock of Network Solutions (Pvt.) Limited and NetSol (U.K.) Ltd. is hereby incorporated by reference.) Mr. Ghauri has an M.B.A. in Marketing Management from the Claremont Graduate School (1983) and a B.S. degree in Management/Economics from Eastern Illinois University. Prior to joining the Company, Mr. Ghauri was part of the marketing team of Atlantic Richfield Company ("ARCO"), a Fortune 500 company, from 1987-1997.

         IRFAN MUSTAFA, age 48, has been the Chairman of the Board and Director of NetSol International, Inc. since the inception of the Company in April 1997. Mr. Mustafa's technology experience was instrumental in the 100% acquisition of the outstanding capital of Network Solutions (Pvt.) Limited and NetSol (U.K.) Ltd. Mr. Irfan continuously advised the Board of Directors and Officers of the Company, of the different benefits acquiring a high tech company would bring to the Company. Mr. Mustafa has an M.B.A. from IMD (formerly Imede), Lausanne, Switzerland (1975); an M.B.A. from the Institute of Business Administration, Karachi, Pakistan (1974); and a B.S.C. in Economics, from Punjab University, Lahore, Pakistan (1971). Mr. Mustafa has been employed by Pepsicola Company from 1990 to 1997. His current position at Tricon International, Inc. is as a senior executive managing North Africa and Middle East regions while based in Dubai.

         SALIM GHAURI is the Chief Executive Officer and Director of the Company. Mr. Ghauri is also the CEO of Network Solutions (Pvt.) Ltd., a wholly owned subsidiary of the Company located in Lahore, Pakistan. Mr. Ghauri received his Bachelor of Science degree in Computer Science from University of Punjab in Lahore, Pakistan. Before Network Solutions (Pvt.) Ltd., Mr. Ghauri was employed with BHP in Sydney, Australia from 1987-1995, where he commenced his employment as a consultant.

         NAEEM GHAURI is the Chief Operating Officer and Director of the Company since 1999. Mr. Ghauri is also the Managing Director of NetSol (UK) Ltd., a wholly owned subsidiary of the Company located in Milton Keys, England. Prior to joining the Company, Mr. Ghauri was Project Director for Mercedes-Benz Finance Ltd., a subsidiary of Daimler - Chrysler, Germany from 1994-1999. Mr. Ghauri supervised over 200 project managers, developers, analysis and users in nine European Countries. Mr. Ghauri earned his degree in Computer Science from Brighton University, England and a diploma in programming and maintenance from Computer Learning Center in Los Angeles, California.

         SHAHAB GHAURI is a Director of the Company since 1999. Mr. Ghauri is currently the Managing Director of S.G. Sports Ltd., in London, England. Mr. Ghauri received his Bachelor of Arts degree in Economics from the University of Punjab in Pakistan in 1971.

         WAHEED AKBAR was recently elected to the Board of Directors of the Company. Dr. Akbar is a prominent orthopedic surgeon with licenses in New York, Michigan, Florida and California. Dr. Akbar is the past President of Saginaw County Medical Society, Past President of Medical Staff at St. Mary's Hospital and a present board member of Field Neuroscience Institute. Dr. Akbar received his medical degree from King Edward Medical College in Lahore, Pakistan in 1976 and continued his graduate training in general surgery at the Booth Memorial Medical Center in Flushing, New York; residency in Orthopaedic Surgery at The Jewish Hospital and Medical Center, Brooklyn, New York in 1980-1981. Dr. Akbar was also a visiting fellow in Orthopaedic Surgery Service specializing in spinal surgery at The New York Orthopaedic Hospital at Columbia - Presbyterian Medical Center in New York in 1981-1982.

         CARY G. BURCH is nominated to the Board of Directors of the Company for the first time this fiscal year. Mr. Burch is a Senior Vice President of First American Credco where he is responsible for managing the technology and financial day-to-day activities of First American Credco. First American Credco is the service bureau division of First American Financial Corporation which has revenues of over $200 million and operates at a profit margin of 25%. Mr. Burch was also responsible for the recent acquisition of CreditNet Software and is acting as President and CEO of that company. Prior the his position with First American Credco, Mr. Burch was a Senior Vice President and Chief Information Officer of Advanta Corporation from July 1993-October 1998. Mr. Burch received his BA in Human Resources Management from University of California at Santa Cruz and his Masters of Business Admininsteration in Technology/Finance from Pepperdine University. Mr. Burch also completed an executive education program at the Harvard Business School.

         Messrs. Najeeb Ghauri, Salim Ghauri, Naeem Ghauri and Shahab Ghauri are brothers.

BOARD COMMITTEES

         On October 14, 1999 the Company formed an Audit Committee to oversee the work of the Company's auditors and to provide the auditors with the opportunity to bring items deserving the attention of the stockholders to the Committee for review and discussion. The members of the Committee are Irfan Mustafa, Najeeb Ghauri and Waheed Akbar.

EXECUTIVE COMPENSATION

         GENERAL. The Compensation paid to the Company's executive officers is administered by the Board of Directors and consists of base salaries, annual bonuses, awards made pursuant to the Company's Incentive Plan. The following table summarizes the total compensation for each of the last two fiscal years awarded to, earned by or paid to the Company's Chief Executive Officer and four most highly compensated executive officers of the Company (other than the Chief Executive Officer) who were serving as executive officers at the end of Fiscal 1999 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

-----------------------------------------------------------------------------------------------------------
     Name and Principal      Year          Annual                                    Awards(2)
          Position          Ended      Compensation(1)                  -----------------------------------
                             June                         Bonus             Restricted      Securities
                              30                                              Stock         Underlying
                                                                             Awards(3)       Options(4)
-----------------------------------------------------------------------------------------------------------

  Najeeb U. Ghauri,         1999          $100,000          -0-              490,000          220,000(5)
  President and             1998            91,150                           250,000           25,000(6)
  Secretary,
  Chief Financial
  Officer,
  Director
-----------------------------------------------------------------------------------------------------------
  Naeem Ghauri, Chief       1999           150,000         30,000(11)      1,157,666          150,000(7)
  Operations Officer,       1998             N/A            N/A                N/A              N/A
  Director
-----------------------------------------------------------------------------------------------------------
  Irfan Mustafa,            1999             -0-            -0-                -0-             20,000(8)
  Director                  1998             -0-            -0-              100,000           45,000(9)
-----------------------------------------------------------------------------------------------------------
  Salim Ghauri, Chief       1999           100,000          -0-            1,320,666          150,000(7)
  Executive Officer,        1998             N/A            N/A                N/A              N/A
  Director
-----------------------------------------------------------------------------------------------------------
  Shahab Ghauri,            1999             -0-            -0-            1,157,666            -0-
  Director                  1998             N/A            N/A                N/A              N/A
-----------------------------------------------------------------------------------------------------------
  Waheed Akbar,             1999             -0-            -0-                -0-              -0-
  Director                  1998             N/A            N/A                N/A              N/A
-----------------------------------------------------------------------------------------------------------
  All Officers and          1999          $350,000        $30,000         $4,125,998         $560,000
  Directors, as a Group     1998           182,300          -0-              350,000           70,000
  (7 persons)
-----------------------------------------------------------------------------------------------------------

--------------------
(1) No officers received or will receive any bonus or other annual compensation other than salaries during fiscal 1998-1999. The table does not include any amounts for personal benefits extended to officers of the Company, such as the cost of automobiles, life insurance and supplemental medical insurance, because the specific dollar amounts of such personal benefits, if any, cannot be ascertained.

(2)      No officers received or will receive any long term incentive plan
         (LTIP) payouts or other payouts during fiscal 1999.

(3)      All stock awards are shares of Common Stock of the Company.

(4) All securities underlying options are shares of Common Stock of the Company.

(5) Includes 150,000 options granted under Employment Contract between the Company and Employee at an exercise price of $1.58; includes 20,000 options granted to each Director at an exercise price of $1.44 for five years from May 18, 1999; includes 50,000 options granted under 1997 Incentive and Non-Statutory Stock Option Plan issued in May 1999 at an exercise price of $1.44 for five years from May 18, 1999.

(6) Includes 25,000 options issued under the Company's 1997 Incentive and Non-Statutory Stock Option Plan for five years from May 12, 1997.

(7) Includes 150,000 options granted under the Employment Contract between the Company and Employee at an exercise price of $1.58.

(8) Includes 20,000 options granted to each Director for the term 1997-1998 at an exercise price of $.01 for five years from May 12, 1997;

(9) Includes 20,000 options granted to each Director for the term 1998-1999 at an exercise price of $1.44 for five years from May 18, 1999; includes 25,000 options granted as Chairman of the Board at an exercise price of $1.44 for five years from May 18, 1999;

(10) Naeem Ghauri received a signing bonus upon the execution of his employment agreement dated April 17, 1999.


         The Company does not have a company-sponsored 401(k) retirement salary plan that is available to its employees.

         OPTION EXERCISES AND HOLDINGS. The following table sets forth information concerning each exercise of a stock option during the fiscal year ended June 30, 1999 by each of the Named Executives and the number and value of unexercised options granted by the Company held by each of the Named Executives on October 6, 1999.

----------------------------------------------------------------------------------------------------------------------
AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-ENDED OPTION VALUES
----------------------------------------------------------------------------------------------------------------------
                      NUMBER OF SHARES                           NUMBER OF SHARES            VALUE OF UNEXERCISED
        NAME             ACQUIRED ON     VALUE REALIZED(1)    UNDERLYING UNEXERCISED       IN-THE-MONEY OPTIONS AT
                          EXERCISE                              OPTIONS AT 06/30/99              06/30/99(2)
                                                             EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
----------------------------------------------------------------------------------------------------------------------
Najeeb U. Ghauri              25,000            $87,500                            0                    $421,500/0
----------------------------------------------------------------------------------------------------------------------
Irfan Mustafa                      0                  0                            0                     157,950/0
----------------------------------------------------------------------------------------------------------------------
Earl Shannon                       0                  0                            0                      39,800/0
----------------------------------------------------------------------------------------------------------------------
Salim Ghauri                       0                  0                            0                     277,500/0
----------------------------------------------------------------------------------------------------------------------
Shahab Ghauri                      0                  0                            0                           0/0
----------------------------------------------------------------------------------------------------------------------
Naeem Ghauri                       0                  0                            0                    $277,500/0
----------------------------------------------------------------------------------------------------------------------

(1) Market value on the date of exercise of shares covered by options exercised, less option exercise price.

(2) Market value of the shares covered by in-the-money options on as of the Company's fiscal year end June 30, 1999.

COMPENSATION OF DIRECTORS; THE 1999 STOCK OPTION PLAN

         The Company may reimburse each director for out-of-pocket expenses incurred in connection with their attendance at meetings. In addition, the 1999 Incentive and Nonstatutory Stock Option Plan provides for the grant of stock options to nonemployee directors of the Company without any action on the part of the Board of Directors, upon the terms and conditions set forth in the 1999 Stock Option Plan. The exercise price of such options shall be equal to 100 percent of the fair market value of the Common Stock subject to the option on the date on which such options are granted. Each option shall be subject to the other provisions of the 1999 Incentive and Nonstatutory Stock Option Plan.

         The Company does not pay its directors who are not employees of or consultants to the Company. Directors elected will receive 5,000 options at an exercise price of $5.00 per share, restricted under Rule 144 for the 1999-2000 term served for their services. The Company will reimburse the directors for their expenses incurred during their term as a director directly relating to their position as a director.

EMPLOYMENT AGREEMENTS

         Messrs. Najeeb Gharui, Naeem Ghauri and Salim Ghauri each have employment contracts with the Company for a period of three years.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of the date hereof, certain information regarding the ownership of the Common Stock of the Company by (i) each person who is known to the Company to own, of record or beneficially, more than five percent of the Common Stock, (ii) each of the Company's directors and director nominees and (iii) all directors and executive officers as a group. Where the persons listed have the right to acquire additional shares of Common Stock through the exercise of options or warrants within 60 days, such additional shares are deemed to be outstanding for the purpose of computing the percentage of outstanding shares owned by such persons, but are not deemed to be outstanding for the purpose of computing the percentage ownership interests of any other person. Unless otherwise indicated, each of the stockholders shown in the table below has sole voting and investment power with respect to the shares beneficially owned.

----------------------------------------------------------------------------------------------------
                                                     NUMBER OF              PERCENTAGE BENEFICIALLY
                     NAME                            SHARES(1)                      OWNED
----------------------------------------------------------------------------------------------------
  Najeeb Ghauri                                       985,000(2)                     12.9%
----------------------------------------------------------------------------------------------------
  Naeem Ghauri                                      1,307,666(3)                      17%
----------------------------------------------------------------------------------------------------
  Irfan Mustafa                                       165,000(4)                      2.2%
----------------------------------------------------------------------------------------------------
  Salim Ghauri                                      1,470,666(3)                     19.3%
----------------------------------------------------------------------------------------------------
  Shahab Ghauri                                     1,157,666                         15%
----------------------------------------------------------------------------------------------------
  Earl Shannon                                         20,000(5)                       *
----------------------------------------------------------------------------------------------------
  Waheed Akbar                                          -0-                           -0-
----------------------------------------------------------------------------------------------------
  All officers and directors as a group             5,105,998                        66.4%
  (7 persons)
----------------------------------------------------------------------------------------------------

*   Less than one percent

(1) Except as otherwise indicated, the Company believes that the beneficial owners of Common Stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage of the person holding such options or warrants, but are not deemed outstanding for purposes of computing the percentage of any other person.

(2) Includes 150,000 options granted under Employment Contract between the Company and Employee at an exercise price of $1.58; includes 20,000 options granted to each Director at an exercise price of $1.44 for five years from May 18, 1999; includes 50,000 options granted under 1997 Incentive and Non-Statutory Stock Option Plan issued in May 1999 at an exercise price of $1.44 for five years from May 18, 1999. Includes 25,000 options issued under the Company's 1997 Incentive and Non-Statutory Stock Option Plan for five years from May 12, 1997.

(3) Includes 150,000 options granted under the Employment Contract between the Company and Employee at an exercise price of $1.58.

(4) Includes 20,000 options granted to each Director for the term 1997-1998 at an exercise price of $.01 for five years from May 12, 1997; Includes 20,000 options granted to each Director for the term 1998-1999 at an exercise price of $1.44 for five years from May 18, 1999; includes 25,000 options granted as Chairman of the Board at an exercise price of $1.44 for five years from May 18, 1999.

(5) Includes 20,000 options granted to each Director for the term 1998-1999 at an exercise price of $1.44 for five years from May 18, 1999.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

         On April 17, 1999, the Company increased its ownership interest in NetSol Pvt and NetSol UK to 100% of the outstanding capital stock. The Chief Executive Officer, President, and Director of NetSol Pvt Ltd. is Salim Ghauri; a Director of NetSol Pvt is Shahab Ghauri; and another Director of NetSol UK Ltd. is Naeem Ghauri; all brothers of Najeeb U. Ghauri, President, Secretary, Chief Financial Officer and a Director of the Company. The Company believes that its acquisition of NetSol Pvt and NetSol UK was on terms at least as favorable to the Company as would be obtainable in arm's length dealings with unrelated third persons. It is further the Company's intention that all future transactions between the Company and NetSol will be on terms at least as favorable to the Company as would be obtainable in arm's-length dealings with unrelated third persons. However, the ongoing familial relationship between management of the Company could result in conflicts of interest, which could result in actions taken by the Company that do not fully reflect the interests of all shareholders of the Company.

         The Company's management believes that the terms of these transactions are no less favorable to the Company than would have been obtained from an unaffiliated third party in similar transactions. All future transactions with affiliates will be on terms no less favorable than could be obtained from unaffiliated third parties, and will be approved by a majority of the disinterested directors.

       RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS FOR FISCAL 1999
                               (PROPOSAL #2)

         The Board of Directors has appointed Stonefield Josephson, Inc. as independent auditors of the Company with respect to its operations for fiscal 1999-2000, and has further directed that management submit such appointment for ratification by the holders of the Common Stock at the annual meeting of Stockholders. In taking this action, the members of the Board considered carefully Stonefield Josephson, Inc.'s reputation in providing accounting services to other companies in the software and retail industries, its independence with respect to the services to be performed, its general reputation for adherence to professional auditing standards and the performance of Stonefield Josephson, Inc. during the audit of the Company's consolidated financial statements for fiscal 1998 and 1999.

         Stockholder ratification of the selection of Stonefield Josephson, Inc. as the Company's independent auditors is not required by the Company's Bylaws or otherwise. The Board, however, is submitting the selection of Stonefield Josephson, Inc. to the stockholders for ratification as a matter of good corporate practice. Therefore, there will be presented at the Annual Meeting a proposal for the ratification of this appointment, which the Board of Directors believes is advisable and in the best interests of the stockholders. If the appointment of Stonefield Josephson, Inc. is not ratified, the matter of the appointment of independent public accountants will be considered by the Board of Directors.

         The affirmative vote of holders of a majority of the aggregate voting power of Common Stock issued, outstanding and entitled to vote, present or represented at the Annual Meeting, a quorum being present, is required for the adoption of this proposal. Broker nonvotes with respect to this matter will be treated as neither a vote "for" nor a vote "against" the matter, although they will be counted in determining if a quorum is present. However, abstentions will be considered in determining the number of votes required to attain a majority of the shares present or represented at the Annual Meeting and entitled to vote. Accordingly, an abstention from voting by a stockholder present in person or by proxy at the meeting has the same legal effect as a vote "against" the matter because it represents a share present or represented at the Annual Meeting and entitled to vote, thereby increasing the number of affirmative votes required to approve this proposal.

         THE BOARD RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF STONEFIELD JOSEPHSON, INC. AS THE COMPANY'S INDEPENDENT AUDITORS FOR FISCAL 1999.

        RATIFICATION OF 1999 INCENTIVE AND NONSTATUTORY STOCK OPTION PLAN
                                  (PROPOSAL #3)

         The 1999 Incentive and Nonstatutory Stock Option Plan ("Plan") was established on May 18, 1999. The Board authorized 5,000,000 share for issuance under the Plan. The Plan empowers the Board to award compensation primarily in the form of nonqualified stock options or restricted stock to key employees. Stock options generally expires five years from the date of grant.

         The affirmative vote of holders of a majority of the aggregate voting power of Common Stock issued, outstanding and entitled to vote, present or represented at the Annual Meeting, a quorum being present, is required for the adoption of this proposal. Broker nonvotes with respect to this matter will be treated as neither a vote "for" nor a vote "against" the matter, although they will be counted in determining if a quorum is present. However, abstentions will be considered in determining the number of votes required to attain a majority of the shares present or represented at the Annual Meeting and entitled to vote. Accordingly, an abstention from voting by a stockholder present in person or by proxy at the meeting has the same legal effect as a vote "against" the matter because it represents a share present or represented at the Annual Meeting and entitled to vote, thereby increasing the number of affirmative votes required to approve this proposal.

  THE BOARD RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE 1999 INCENTIVE AND
                         NONSTATUTORY STOCK OPTION PLAN.

            DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR 1999

         The Rules of the Securities and Exchange Commission permit stockholders of the Company, after notice to the Company, to present proposals for stockholder action in the Company's proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for stockholder action and are not properly omitted by Company action in accordance with the proxy rules published by the Securities and Exchange Commission. The Company's 1999 annual meeting of stockholders is expected to be held on or about October 15, 2000, and proxy materials in connection with that meeting are expected to be mailed on or about September 28, 2000. Stockholder proposals prepared in accordance with the proxy11 rules must be received by the Company on or before June 18, 2000.

                           FILINGS UNDER SECTION 16(a)

         Section 16(a) of the Exchange Act requires the Company's directors and officers, and persons holding ten percent or more of a registered class of the Company's equity securities, to file reports regarding their ownership and regarding their acquisitions and dispositions of the Company's equity securities with the Securities and Exchange Commission. Officers, directors and greater than ten-percent beneficial owners are required by applicable regulations to furnish the Company with copies of any Section 16(a) forms they file.

         Based solely upon a review of the copies of the forms furnished to the Company and written representations of the Company's directors and executive officers, the Company believes that the filings required and applicable to its officers, directors and ten-percent beneficial owners were complied with during fiscal 1999.

                                  OTHER MATTERS

         The Board of Directors of the Company does not intend to present any business at the Annual Meeting other than the matters specifically set forth in this Proxy Statement and knows of no other business to come before the Annual Meeting. However, on all matters properly brought before the Annual Meeting by the Board or by others, the persons named as proxies in the accompanying proxy will vote in accordance with their best judgment.

         It is important that your shares are represented and voted at the Annual Meeting, whether or not you plan to attend. Accordingly, we respectfully request that you sign, date and mail your Proxy in the enclosed envelope as promptly as possible.

         A copy of NetSol International, Inc.'s Annual Report on Form 10-KSB for the year ended June 30, 1998, which has been filed with the SEC pursuant to the Exchange Act, may be obtained without charge upon written request to Najeeb U. Ghauri, President, NetSol International, Inc., 233 Wilshire Blvd., Suite 510, Santa Monica, California, 90401 or from the Internet at WWW.SEC.GOV from the SEC's Edgar database.

                            BY ORDER OF THE BOARD OF DIRECTORS

                              /s/ Najeeb U. Ghauri
                            ----------------------------------------------
                            Najeeb U. Ghauri
                            President, Secretary and Chief Financial Officer

NetSol International, Inc.
233 Wilshire Blvd., Suite 510
Santa Monica, California 90401

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Najeeb U. Ghauri, with full power of substitution, as his or her Proxy to represent and vote, as designated below, all of the shares of the Common Stock of NetSol International, Inc., registered in the name of the undersigned on October 6, 1999, with the powers the undersigned would posses if personally present at the 1999 Annual Meeting of Stockholders to be held at The Los Angeles Airport Hilton and Towers located at 5711 West Century Boulevard, Los Angeles, California, at 10:00 a.m., local time, on November 5, 1999 and at any adjournment thereof, hereby revoking any proxy or proxies previously given.

1.  ELECTION OF DIRECTORS:
             FOR all nominees listed below  / /        WITHHOLD AUTHORITY  / /
             (except as marked to the                  to vote for all nominees
             contrary below)                           listed below

    (To WITHHOLD authority to vote for any individual nominee strike a line through the nominee's name below)

Najeeb Ghauri                  Salim Ghauri                       Shahab Ghauri
Irfan Mustafa   Naeem Ghauri   Waheed Akbar, M.D.  Cary G. Burch

    / / For                    / / Against                        / / Abstain

2. Proposal to ratify the appointment of Stonefield Josephson, Inc. as the Company's independent auditors for fiscal 1999-2000.

    / / For                    / / Against                        / / Abstain

3.  Proposal to ratify the 1999 Incentive and Nonstatutory Stock Option Plan

    / / For                    / / Against                        / / Abstain


         Discretionary authority is hereby granted with respect to such other matters as may properly come before the Annual Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN, THE PROXY WILL BE VOTED "FOR" ALL NOMINEES FOR DIRECTOR AND, "FOR" PROPOSAL #2, AND IN THE PROXY'S DISCRETION ON ANY OTHER MATTERS TO COME BEFORE THE MEETING.

                    Dated: __________________________________________, 1999


                    _______________________________________________________
                                        (Signature)

                    _______________________________________________________
                                    (Second signature)

                    PLEASE DATE AND SIGN ABOVE exactly as your name appears on your Stock Certificate, indicating where appropriate, official position or representative capacity.